EXHIBIT 32(a)
                                                                   -------------

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Darden Restaurants, Inc. ("Company") on Form 10-K for the year ended May 25, 2003, as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Joe R. Lee, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



                                    /s/ Joe R. Lee
                                    --------------------------------------------
                                    Joe R. Lee
                                    Chairman and Chief Executive Officer
                                    August 22, 2003